EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our reports, included in this Form 8-K, into the U S Liquids Inc. previously filed Form S-8 Registration Statement File No. 333-34689.

ARTHUR ANDERSEN LLP

Houston, Texas
June 1, 1998